EXHIBIT 10.1
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 2, 2025 (this “Amendment”) is made among REPUBLIC SERVICES, INC., a Delaware corporation (the “Company”), USE CANADA HOLDINGS, INC., a Canadian corporation (the “Canadian Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), J.P. Morgan Securities LLC, as the Sustainability Structuring Agent, and the Lenders party hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement described below.
RECITALS:
A.    The Company, the Administrative Agent, the Sustainability Structuring Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of July 26, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made available to the Company a revolving credit facility with a swing line sublimit and a letter of credit sublimit.
B.    The Company has advised the Administrative Agent, the Sustainability Structuring Agent and the Lenders that it desires to amend certain provisions of the Existing Credit Agreement, and the Administrative Agent, the Sustainability Structuring Agent and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment.
In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the Existing Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the parties hereto hereby agree that as of the Amendment No. 1 Effective Date (defined below) Schedule 2.18 (Sustainability Table) shall be amended and restated as set forth on Annex A hereto.
The amendments to the Existing Credit Agreement are limited to the extent specifically described herein (including as set forth in the annexes hereto) and no other terms, covenants or provisions of the Existing Credit Agreement or any other Loan Document are intended to be affected hereby
2.Conditions Precedent to Amendment. The parties hereto agree that this Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Amendment No. 1 Effective Date”):
(a)    the Administrative Agent’s receipt of this Amendment, duly executed by each of the Borrowers, the Administrative Agent, the Sustainability Structuring Agent and the Required Lenders; and

(b)    unless waived by the Administrative Agent, the payment of all fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment No. 1 Effective Date specifying its objection thereto.
3.Representations and Warranties. In order to induce the Administrative Agent, the Sustainability Structuring Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties of each Borrower contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) as of such earlier date and except that the representations and warranties in Section 5.11(a) shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01.
(b)Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(c)This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, each Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
(d)No Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to this Amendment and the transactions contemplated hereby.
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4.Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
5.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any of the other Loan Documents. Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents as amended hereby and (c) agrees that this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge any Borrower’s obligations under the Loan Documents.
6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law; Jurisdiction, Etc. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. This Amendment shall constitute a Loan Document and all references in any of the other Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Sustainability Structuring Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
11.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Remainder of page intentionally left blank; signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

REPUBLIC SERVICES, INC.

By: /s/ Calvin R. Boyd
Name: Calvin R. Boyd
Title: Vice President, Finance and Treasurer

USE CANADA HOLDINGS, INC.

By: /s/ Calvin R. Boyd
Name: Calvin R. Boyd
Title: Treasurer

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Vice President

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Michael Contreras
Name: Michael Contreras
Title: Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A. (Canada Branch), as a Lender and Swing Line Lender

By: /s/ Michael Contreras
Name: Michael Contreras
Title: Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

J.P. MORGAN SECURITIES LLC, as Sustainability Structuring Agent

By: /s/ Mareen Georgie
Name: Mareen Georgie
Title:      Executive Director – Sustainable Finance

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer

By: /s/ Nikhil Tanawade    `
Name: Nikhil Tanawade
Title: Vice President

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

By: /s/ Jeffrey Coleman
Name: Jeffrey Coleman
Title: Executive Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Managing Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

BARCLAYS BANK PLC, as a Lender

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Lender and an L/C Issuer

By: /s/ Michael Lefkowitz
Name: Michael Lefkowitz
Title: Director

By: /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Lender and an L/C Issuer

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ Jonas R. Berglund
Name: Jonas R. Berglund
Title: Senior Vice President

PNC BANK CANADA BRANCH, as a Lender

By: /s/ Martin Peichl
Name: Martin Peichl
Title: Senior Vice President

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Lender and an L/C Issuer

By: /s/ Louisa Steinhafel
Name: Louisa Steinhafel
Title: Authorized Signatory

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and an L/C Issuer

By: /s/ Cindy Hwee
Name: Cindy Hwee
Title: Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender and an L/C Issuer

By: /s/ Frans Braniotis
Name: Frans Braniotis
Title: Managing Director & Head

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender and an L/C Issuer

By: /s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

TRUIST BANK, as a Lender and an L/C Issuer

By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ Sarah Ranger
Name: Sarah Ranger
Title: Vice President

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

COBANK, ACB, as a Lender

By: /s/ Matt Hale
Name: Matt Hale
Title: Vice President

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Lender

By: /s/ Javier Richard Cook
Name: Javier Richard Cook
Title: Managing Director

By: /s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: Business Director

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Lender

By: /s/ Cailyn Coburn
Name: Cailyn Coburn
Title: AVP

Republic Services, Inc.
Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

Annex A
Schedule 2.18 (Sustainability Table)
See attached.

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SCHEDULE 2.18
SUSTAINABILITY TABLE

Renewable Energy Amount

Fiscal Year	Renewable Energy Threshold A	Renewable Energy Target A
2024	71.8	84.2
2025	74.5	87.5

Total Recordable Incident Rate

Fiscal Year	TRIR Threshold B	TRIR Target B
2024	3.50	3.10
2025	3.10	2.70

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